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                                                                   EXHIBIT 10.25

                                FIRST AMENDMENT
                                       TO
                            LOAN AND PLEDGE AGREEMENT

         THIS FIRST AMENDMENT TO THE LOAN AND PLEDGE AGREEMENT (this "AMENDMENT") is made as of February 1, 2001 by and between World Commerce Online, Inc., a Delaware corporation (the "COMPANY"), and Stuart Cartner (the "LENDER").

                                    RECITALS:

         WHEREAS, for value received, the Company and Lender executed a Loan and Pledge Agreement dated as of January 18, 2001 (the "LOAN DATE") in the amount of 100,000 dollars ($ 100,000) (the "LOAN AGREEMENT"); and

         WHEREAS, the Company and the Lender agree to amend and modify the Loan Agreement as of the Loan Date to clarify certain provisions.

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENT TO THE LOAN AGREEMENT. The ", or" shall be deleted from the end of Section 3.5(i), and the following shall be added:

                  "or under substantially similar terms as those set forth in this Agreement, or"

         2. EFFECTIVE TIME OF AMENDMENT. The amendment and modification to the Loan Agreement as set forth in Section 1 above shall be retroactively effective as of the Loan Date.

         3. NON-MODIFICATION. Except to the extent amended and modified hereby, all terms, provisions and conditions of the Loan Agreement shall continue in full force and effect and remain unmodified and enforceable.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Loan Date.

                                    WORLD COMMERCE ONLINE, INC.


                                    By: /s/ Mark E. Patten
                                       ---------------------------------------
                                       Mark E. Patten, Chief Financial Officer


                                    LENDER


                                    By: /s/ Stuart W. Cartner
                                       ---------------------------------------
                                    Name:           Stuart W. Cartner
                                         -------------------------------------
                                    Title:
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